Exhibit 99.2


                                   PROXY

                            FEDDERS CORPORATION

             Special Meeting of Stockholders - _________, 2001
               Solicited on Behalf of the Board of Directors

                              You May Vote by
                   the Internet, by Telephone or by Mail
                     (see instructions on reverse side)

The undersigned stockholder of FEDDERS CORPORATION (the "Company") hereby constitutes and appoints MICHAEL GIORDANO, SAL GIORDANO, JR. and KENT E. HANSEN, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for all the shares of Class A Stock and in the name, place and stead of the undersigned, at the Special Meeting of Stockholders of the Company, to be held at the Company's corporate offices at 505 Martinsville Road, Liberty Corner, New Jersey 07938, on __________, 2001 at 10:30 a.m. and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if personally present, on the items as set forth on the reverse side of this proxy and in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends a vote in favor of Proposal 1.

A majority of said attorneys and proxies, or their substitutes, at said meeting or any adjournment thereof (or, if only one, that one) may exercise all of the power hereby given. Any proxy to vote any of the shares with respect to which the undersigned is, or would be entitled to vote, heretofore given to any persons, other than the persons named above, is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated ___________, 2001.


IF PROPERLY SIGNED, DATED AND RETURNED, THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OR, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "AGAINST" PROPOSAL 1.

                 (SPECIFY CHOICE AND SIGN ON REVERSE SIDE)




                If you do not vote by internet or telephone,
                   please mark, date, sign and mail your
                    proxy card back as soon as possible.

                      Special Meeting of Stockholders
                            FEDDERS CORPORATION

                            ______________, 2001


                         VOTE BY INTERNET/TELEPHONE
                       24 HOURS A DAY, 7 DAYS A WEEK


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INTERNET                                          TELEPHONE
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http://_________________________                  1-800-xxx-xxxx
GO TO THE WEBSITE ADDRESS LISTED ABOVE.           USE ANY TOUCH-TONE TELEPHONE.
HAVE YOUR PROXY CARD READY.                       THIS IS A TOLL-FREE NUMBER.
ENTER YOUR CONTROL NUMBER LOCATED IN              HAVE YOUR PROXY CARD READY.
THE BOX BELOW.                                    ENTER YOUR CONTROL NUMBER
FOLLOW THE SIMPLE INSTRUCTIONS THAT               LOCATED IN THE BOX BELOW.
APPEAR ON YOUR COMPUTER SCREEN.                   FOLLOW THE SIMPLE RECORDED
                                                  INSTRUCTIONS.
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Your Internet or telephone vote authorizes the named Proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy
Card.
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                                                     1-800-xxx-xxxx
                                                 CALL TOLL-FREE TO VOTE
                                            -----------------------------------
                                                       CONTROL NUMBER
                                                 FOR INTERNET/TELEPHONE VOTING
                                            -----------------------------------

THE INTERNET AND TELEPHONE VOTING FACILITIES WILL CLOSE AT 9:00 A.M. E.D.T. ON [MONTH, DAY], 2001.

         | If you do not vote through the internet or telephone, |
   | please detach the following and mail it in the envelope provided. |

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/X/ Please mark your votes as in the example


                                             FOR       AGAINST     ABSTAIN
1.  Proposal to amend the Company's          | |         | |         | |
certificate of incorporation to delete
Section VI of clause A of Article Second.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                        | |

                                    Signature: _____________ Date: ______, 2001

                                    Signature: _____________ Date: ______, 2001

NOTE: If a signer is a corporation, sign in full corporate name by a duly authorized officer. Attorneys, executors administrators, trustees or guardians should sign full name and mark as such.